Exhibit 10.2

[TRANSLATION FROM HEBREW]

STATE OF ISRAEL

MINISTRY OF ENERGY AND WATER RESOURCES

Oil and Gas

30 April 2012

Oil ___385__2012

Mr Richard Rinberg

Zion Oil & Gas, Inc

Re:	Extension of Validity of Asher – Menashe License /334

Your letter dated 23 February 2012

In view of your request I extend the validity of the license until 9 June 2013. During the extension period your company shall perform the following work program:

1.	Until 15 May, 2012 present a contract with a drilling contractor for re-entry to Elijah-3 wellbore to perform a VSP.
2.	Until 1 July, 2012 summarize the geological results in the Jurassic section of the Elijah-3 wellbore and submit the report to the Commissioner.
3.	Until 1 September, 2012 re-process the seismic line 2312-WH, and update the structural maps.
4.	Until 1 September, 2012 prepare and process the VSP survey.
5.	Until 1 October, 2012 final report on all activities in the license and recommendations for future plan.
6.	Until 1 October, 2012 present a drilling contract with a drilling contractor for another drilling.
7.	Until 1 October 1, 2013 begin drilling.

Sincerely

Alexander Varshavsky

Commissioner of Petroleum Affairs